UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 7, 2006

DANKA BUSINESS SYSTEMS PLC

(Exact name of registrant as specified in its charter)

England & Wales	0-20828	98-0052869
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11101 Roosevelt Boulevard St. Petersburg, Florida 33716	and	Masters House 107 Hammersmith Road London W14 0QH England

(Addresses of principal executive offices)

Registrant’s telephone number, including area code:

727-622-2100 in the United States

011-44-207-605-0150 in the United Kingdom

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Attached hereto as Exhibit 99.1 is a copy of the Danka Business Systems PLC’s (hereinafter referred to as “Danka” or the “Company”) press release announcing its financial and operating results for the second quarter ended September 30, 2006.

Also on November 7, 2006, the Company hosted a conference call to discuss these results. A copy of the transcript of the Company’s conference call on November 7, 2006 is attached hereto as Exhibit 99.2.

ITEM 8.01.	Other Events

Additional Information and Where to Find It

In connection with the proposed transaction and required shareholder approval referred to in the exhibits attached hereto, Danka will file with the Securities and Exchange Commission (“SEC”) a proxy statement. The proxy statement will be mailed to Danka shareholders. Danka’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the transaction and Danka. Investors and shareholders may obtain free copies of these documents (when they are available) and other documents filed with the Securities and Exchange Commission at the SEC’s web site at www.sec.gov. In addition, investors and shareholders may obtain free copies of the documents filed with the SEC by Danka by directing a request by mail or telephone to Danka Business Systems PLC, 11101 Roosevelt Boulevard, St. Petersburg, Florida, 33716, Attention: Corporate Secretary, Telephone: 727-622-2100. Danka and its officers and directors may be deemed to be participants in the solicitation of proxies from Danka’s shareholders with respect to the transaction. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of the Company’s executive officers and directors in the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC.

ITEM 9.01. Financial Statements and Exhibits

(d)	Exhibits.

99.1	Exhibit 99.1 Press release dated November 7, 2006 of Danka Business Systems PLC announcing its financial and operating results for the second quarter ended September 30, 2006

99.2	Transcript of conference call, dated November 7, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Danka Business Systems PLC

By:	/s/ Edward K. Quibell
Name:	Edward K. Quibell
Title:	Chief Financial Officer

Dated: November 8, 2006

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated November 7, 2006 of Danka Business Systems PLC announcing its financial and operating results for the second quarter ended September 30, 2006

99.2	Transcript of conference call, dated November 7, 2006.